EXHIBIT 10D(i)


                               FIRST AMENDMENT
                    TO CONSTRUCTION AND TERM LOAN AGREEMENT


        First Amendment dated as of May 9, 1996 to Construction and Term Loan Agreement (the "First Amendment"), by and among KADAMPANATTU CORP., a Delaware corporation (the "Borrower"), TRAILER BRIDGE, INC., a Delaware corporation (the "Guarantor"), THE FIRST NATIONAL BANK OF BOSTON and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Construction and Term Loan Agreement dated as of October 13, 1995 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Guarantor, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

        WHEREAS, the Borrower, the Guarantor, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this First Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1.   Amendment to Section 1 of the Credit Agreement.
   Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Project Costs" in its entirety and restating it as follows:

             Project Costs. The total cost to complete the Project, including the Contract Price, the costs and expenses under and associated with the Contract, architects' fees and miscellaneous fees and expenses as set forth in the Project Budget; provided, however, that in no event shall the aggregate amount of such Project Costs for
        (a) the Vessel known as the Jax-San Juan Bridge exceed $10,725,000 and (b) the Vessel known as the San Juan-Jax Bridge exceed $10,550,000.

        Section 2. Amendment to the Credit Agreement. Schedule 1.1(b) of the Credit Agreement is hereby amended by deleting Schedule 1.1(b) in its entirety and substituting in place thereof the Schedule 1.1(b) attached hereto.

        Section 3. Conditions to Effectiveness. This First Amendment shall not become effective until the Agent receives the following:

        (a) a counterpart of this First Amendment executed by the Borrower, the Guarantor, the Banks and the Agent; and

        (b) corporate resolutions of each of the Borrower and the Guarantor authorizing the transactions contemplated by this First Amendment.

        Section 4. Representations and Warranties. Each of the Borrower and the Guarantor hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrower and the Guarantor hereby represents and warrants that the execution and delivery by the Borrower and the Guarantor of this First Amendment and the performance by the Borrower and the Guarantor of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each of the Borrower and the Guarantor and have been duly authorized by all necessary corporate action on the part of each of the Borrower and the Guarantor.

        Section 5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this First Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        Section 6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower, the Guarantor or any rights of the Agent or the Banks consequent thereon.

        Section 7. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        Section 8. Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

        IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as a document under seal as of the date first above written.

                                 KADAMPANATTU CORP.


                                 By:  /s/ John D. McCown
                                 Title:  President


                                 TRAILER BRIDGE, INC.


                                 By:  /s/ John D. McCown
                                 Title:  Chairman


                                 THE FIRST NATIONAL BANK OF BOSTON,
                                     individually and as Agent


                                 By:  /s/ Daniel O'Connor
                                 Title:  Managing Director



                                 PREMIER BANK NA



                                 By:  /s/ Emile Dumesnil
                                 Title:  Vice President

                           RATIFICATION OF GUARANTY

        The undersigned Guarantor hereby acknowledges and consents to the foregoing First Amendment as of May 9, 1996, and agrees that the Guaranty dated as of October 13, 1995 (as amended and in effect from time to time) from the Guarantor in favor of the Agent for the benefit of the Agent and the Banks remains in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.


                                 TRAILER BRIDGE, INC.


                                 By:  /s/ John D. McCown
                                 Title:  Chairman

                                Schedule 1.1(b)

                      Maximum Cumulative Advance Amounts

                                                             Maximum
                                                             Cumulative
    Milestone                                   Milestone    Advance
    No.         Milestone Event                 Amount       Amount


    1           Contract Signing                $1,030,000   $ 7,093,960

    2           Receipt of 1,000 short tons of  $  515,000   $ 8,123,960
                steel

    3           Receipt of additional 1,000     $  515,000   $ 9,153,960
                short tons of steel

    4           Receipt of remaining tons of    $  772,500   $10,698,960
                steel

    5           Complete fabrication of 500 ST  $  772,500   $12,243,960
                of panels

    6           Complete fabrication of 1,000   $  772,500   $13,788,960
                ST of panels

    7           Complete fabrication of 1,500   $  772,500   $15,333,960
                ST of panels

    8           Complete fabrication of 2,000   $  772,500   $16,878,960
                ST of panels

    9           Start erecting hull on shipway  $  772,500   $18,423,960

    10          Launch of hull module           $1,030,000   $20,483,960

    11          Begin cutting existing hull     $  515,000   $21,513,960

    12          Complete cutting existing hull  $  515,000   $22,543,960

    13          Begin inserting midbody         $  515,000   $23,573,960

    14          Complete inserting midbody      $  515,000   $24,603,960

    15          Redeliver completed vessel      $  515,000   $25,633,960

    16          Payment for final finishing     $  422,000   $26,055,960
                repairs on first Vessel

                                                $10,722,000
                                                for first
                                                Vessel and
                                                $10,300,000
                                                for second
                                                Vessel